Exhibit 99.2

June 2018 has acquired

Important Notices This presentation contains, and our officers may make, “forward-looking” statements, within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, that are based on our management’s beliefs and assumptions and on information currently available to management. These forward-looking statements include, without limitation, information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. These statements often include words such as ‘‘anticipate,’’ ‘‘expect,’’ ‘‘suggest,’’ ‘‘plan,’’ ‘‘believe,’’ ‘‘intend,’’ ‘‘estimate,’’ ‘‘target,’’ ‘‘project,’’ ‘‘should,’’ ‘‘could,’’ ‘‘would,’’ ‘‘may,’’ ‘‘will,’’ ‘‘forecast,’’ and other similar expressions. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These statements are based on certain assumptions that we have made in light of our experience in the industry and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances as of the date hereof. These and other important factors may cause our actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. As a result, we cannot guarantee future results, outcomes, levels of activity, performance, developments or achievements, and there can be no assurance that our expectations, intentions, anticipations, beliefs or projections will result or be achieved or accomplished. For a detailed discussion of the risk factors that could affect the Company's actual results, please refer to the risk factors identified in the our Annual Report on Form 10-K for the year ended December 31, 2017 as filed with the Securities and Exchange Commission (the “SEC”) and our subsequent filings with the SEC. The forward-looking statements in this presentation are made only as of the date hereof. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. The financial information of Advance Medical-Health Care Management Services, S.A. ("Advance Medical") presented herein has been derived from the audited consolidated financial statements of Advance Medical, which were prepared in accordance with International Financial Reporting Standards ("IFRS") as issued by the International Accounting Standards Board. Such preparation may result in material differences from a financial presentation prepared under GAAP. We expect to file with the SEC the financial statements of Advance Medical as required by Form 8-K and within the time provided therein. This presentation also includes the Adjusted EBITDA of Advance Medical for 2017, which is a non-IFRS financial measure as defined by SEC rules. We believe that the presentation of Adjusted EBITDA enhances an investor's understanding of Advance Medical's financial performance. Advance Medical's management has used Adjusted EBITDA for business planning purposes and in measuring the performance of Advanced Medical relative to its competitors. For a reconciliation of Advance Medical's Adjusted EBITDA to the most directly comparable financial measure calculated according to IFRS, refer to the Appendix to this presentation.

Deal Rationale Strengthens and expands Teladoc’s global market leadership, creating a single, comprehensive virtual care solution for patients and companies worldwide COMBINES the leading global virtual care platforms UNLOCKS global markets to address needs of multi-national employers & insurers ADDS clinical capabilities to leverage for future product innovation DEEPENS relationships with clients and members SYNERGISTIC operational footprint and capabilities = ACCRETIVE to Teladoc’s financial performance

Highlights 66% Revenue CAGR (2015-2018E) 10,000+ Total Clients 300+ Fortune 1000 Clients 35+ Health Plan Clients 250+ Hospitals & Health Systems Note: Presented as reported. Full-year Management Guidance; midpoint of range. Excludes 9.5 million Visit Fee Only members. Members (M)(2) Revenue (M) Visits (000s) PEPM Visits (K) (1) 50% CAGR 41% CAGR 24% CAGR (1) 66% CAGR (1) $1.16 Teladoc at a Glance 5% 6% 7% 8% 576 952 1,463 1,950 2015 2016 2017 2018E Utilization $0.45 $0.52 $0.77 2015 2016 2017 2018E 12 18 23 23 2015 2016 2017 2018E $77 $123 $233 $355 2015 2016 2017 2018E

Introducing Advance Medical(1) Founded in 1999 by current management team 300+ clients and members that have received care in over 125 countries Core services include general medical telehealth and expert medical opinion ~800 employees, including physician staff of ~330 (most physicians are part-time) Offices in Spain, US (Westwood, MA), Hungary, Portugal, Chile, Brazil, UK, and China; additional medical staff based in Dubai, and Kuala Lumpur Clients include several Fortune 100 tech companies as well as leading international health insurers $63M Revenue in 2017(2)(3) 95%+ Recurring Revenue $2M 2017 Adj. EBITDA(3)(4) Data provided by management of Advance Medical. From Advance Medical's 2017 audited consolidated financial statements, which were prepared in accordance with IFRS. Such preparation may result in material differences from a financial presentation prepared under GAAP. Represents 2017 Revenue of €55.2 million and 2017 Adj. EBITDA of €1.8 million translated at estimated 2017 average EUR/USD rate of $1.133:€1.000. The exchange rate reflects the approximate average exchange rate used by Advance Medical in 2017 when converting U.S. dollar revenues into euros for financial reporting purposes. For a reconciliation of Advance Medical’s Adj. EBITDA to the most directly comparable financial measure calculated according to IFRS, refer to Appendix to this presentation. 20+ Languages Spoken by Physician Staff 15% 2017 Revenue Growth

Global Private Health Insurance Opportunity Forecast Global Private Health Insurance Premiums: Growth Drivers: Healthcare consumerism Aging populations straining public systems Public finances / national deficit reductions USA 6% Europe 3% Asia Pac 16% LatAm 30% Total 8% Source: McKinsey Global Insurance Pool (GIP), June 2016. CAGR € Trillions 0.7 1.3 0.5 1.3 1.2 1.3 1.4 1.5 1.7 1.8 2.0 2.1 2.3 2.5 2.6 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 US Ex.-US

US Employer ex.-US Opportunity 2015 US Multinational Employment - Domestic vs. International (mm of employees) Note: Amounts may not sum due to rounding. Source: U.S. Department of Commerce, Bureau of Economic Analysis (https://www.bea.gov/international/di1usdop.htm). New Addressable Market for Comprehensive Virtual Solution Domestic 28.3 Asia 5.1 Europe 4.7 LatAm 2.9 Canada 1.2 Other 0.4

Advance Medical Core Service Overview Geography Description Expert Medical Opinion Global Similar product and operational workflow to existing Teladoc offering Globally scalable Chronic Care Global Longitudinal physician support relationship for specific chronic conditions Globally scalable Medication Support Global ex. US Physician-led triage support for patients on new pharmaceutical programs Globally scalable General Medical Global ex. US Phone and video-based physician-led medical care Resembles Teladoc core service Globally scalable Clinical Risk Assessment Global ex. US Telephonic health assessment provided by nurse higher engagement and accuracy Add-on service offered to insurance clients Globally scalable Episodic Care Complex Care Critical Care

Combined Company Takes Vision Global Episodic Care Complex Care Critical Care Teladoc Advance Combined + = + = + = + = US Rest of World - US Rest of World US Rest of World - - -

Footprint Supports Global Leadership

Single Market Global Expert Medical Opinion Virtual Urgent Care Competitor F Competitor E Competitor A Competitor B Advance Medical Competitor C Competitor D Full Continuum of Care Point Solution Note: Competitor information represents Teladoc management estimates and other industry data. Redefined Competitive Landscape UK Competitors G,H,I Competitor J Chinese Competitors K,L

Continued Execution on Growth Strategy New Accounts & Channels Existing Health Plans Increase Utilization Direct to Consumer International Behavioral Health Dermatology Expert Opinion & Specialty Advice STI / HIV Testing Diabetes Health Kiosk Mobile Apps / Hubs Biometric Devices At-Home Tests Home Care Post Discharge Wellness, Screening Chronic Care Expand Footprint & Penetration Expand Specialties Expand Scope of Products & Services Expand Clinical Use Cases New Clinical Use Cases from Advance Medical Expanded by Advance Medical

Bring existing technology resources to Advance Medical products to improve engagement, access, and efficiency Access Measuring Success Increase revenue per member Positive utilization New distribution channels Strong client retention Cross-sell markets New solutions launched Member experience & satisfaction First to market in emerging markets Levers for Value Introduce new services to existing Teladoc geographies Introduce Teladoc services to new geographies Address existing clients’ global populations Global Reach Use additional clinical resources to launch new products across all global markets New Products & Services Bring best-in-class surround sound marketing capability to Advance Medical clients Sales & Marketing Leverage Teladoc systems and processes in Advance Medical service operations Operations

Transaction Terms Key Terms: Purchase price of approximately $352 million; consideration consisting of: $292 million of cash $60 million in Teladoc stock Transaction Structure: Cash portion of consideration funded by cash on hand 1,344,387 TDOC shares issued to sellers (subject to customary lock-up) Process and Timing: Transaction closed on May 31, 2018 Financial Impact: Expect to update 2018 full-year guidance upon second quarter earnings report in August 2018 Expect to update revenue and cost synergies during Teladoc’s Investor Day to be held in NYC on September 27, 2018 $100+ million cash on balance sheet post-transaction

Adjusted EBITDA Reconciliation Note: Amounts may not sum due to rounding. From Advance Medical's 2017 audited consolidated financial statements, which were prepared in accordance with IFRS. Such preparation may result in material differences from a financial presentation prepared under GAAP. We expect to file with the SEC the financial statements of Advance Medical as required by Form 8-K and within the time provided therein. The exchange rate reflects the approximate average exchange rate used by Advance Medical in 2017 when converting U.S. dollar revenues into euros for financial reporting purposes. EUR in millions, unless otherwise noted 2017 Net Income after Taxes (1) €0.2 Plus: Depreciation & Amortization €0.5 Finance & FX Costs €0.3 Income Tax Expense €0.8 ADJ. EBITDA €1.8 FX Translation Rate (2) $1.133 : €1.000 ADJ. EBITDA (USD) $2.1